                                                                    Exhibit 99.2

                            RELATIONSERVE MEDIA, INC.
           UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial information is based on, and should be read in conjunction with, the historical financial statements and notes thereto of RelationServe Media, Inc. (the "Company") and
SendTec included elsewhere in this registration statement on from SB-2. The unaudited pro forma information is presented for illustration purposes only in accordance with the assumptions set forth below and described in the notes to the pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet combines the balance sheet of the Company with the balance sheet of SendTec and gives pro forma effect to the Company's (a) sale of $10,000,000 of Series A Convertible
Preferred Stock (the "Series A Preferred Stock") and subsequent conversion of such shares into Company common stock, (b) the issuance (through an acquisition subsidiary) of $34,950,000 of senior secured convertible debentures (the
"Convertible Debentures"), (c) issuance of common stock to members of SendTec's management, and (d) the Company's completion of its acquisition of SendTec (the
"SendTec Acquisition") as if these transaction were consummated on December 31,
2005.

The unaudited pro forma condensed combined statement of operations combines the statement of operations of the Company with the statement of operations of
SendTec and gives pro forma effect to (a) the Company's issuance of Convertible
Debentures, (b) the SendTec Acquisition and (c) compensation arrangements entered into with members of SendTec management as if these transaction were completed on January 1, 2005.

The pro forma adjustments reflected in these unaudited condensed combined pro forma financial statements are described in the notes hereto and are based on the Company's estimates, available information and assumptions that management believes are reasonable. The following unaudited pro forma condensed combined financial statements also do not include any adjustments to conform accounting practices of the combining entities or to reflect any cost savings or synergies anticipated as a result of having completed these transactions. This information is also not necessarily indicative of the operating results or the financial position that would have occurred or could occur in future periods had taken transactions been completed as of the dates or for the periods indicated.

RELATIONSERVE MEDIA, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AT DECEMBER 31, 2005

                                                 RelationServe                        Pro Forma            Combined
                                                 Media, Inc. (a)   SendTec (b)       Adjustments           Pro Forma
                                                ---------------- ---------------  -----------------      --------------
ASSETS
Current Assets
     Cash                                       $    156,472     $  3,350,545     $ 45,481,700  (d)       $  6,494,545
                                                                                    (2,064,172) (e)
                                                                                   (40,430,000) (f)
     Accounts receivable                           1,624,577        9,910,804                               11,535,381
     Prepaid expenses and other current
       assets                                        154,673          251,918                                  406,591
                                                ------------     ------------     ------------            ------------
       Total Current Assets                        1,935,722       13,513,267        2,987,528              18,436,517

Property and Equipment, net of
accumulated depreciation                             782,386          828,446                                1,610,832
Goodwill                                                --         12,605,874      (12,605,874) (f)         34,958,673
                                                                                    34,958,673  (f)
Deferred financing costs                                                             2,064,172  (e)          2,064,172
Investment In SendTec Acquisition
Corporation                                        9,274,981             --         (9,274,981) (c)               --
Intangible Assets, net of accumulated
amortization                                       2,561,298        1,320,000       (1,320,000) (f)          2,561,298
Covenant Not To Compete                                                              1,866,000  (f)          1,866,000
Other Assets                                          32,690           15,330                                   48,020
                                                ------------     ------------     ------------            ------------
       TOTAL ASSETS                             $ 14,587,077     $ 28,282,917     $ 18,675,518            $ 61,545,512
                                                ============     ============     ============            ============

                                                 RelationServe                        Pro Forma            Combined
                                                 Media, Inc. (a)   SendTec (b)       Adjustments           Pro Forma
                                                ---------------- ---------------  -----------------      --------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
     Accounts payable                           $  1,208,693     $  9,993,415                             $ 11,202,108
     Accrued expenses                                789,225          566,705                                1,355,930
     Other Current Liabilities                       391,890          191,596                                  583,486
                                                ------------     ------------     ------------            ------------
       Total Current Liabilities                   2,389,808       10,751,716             --                13,141,524
     Other Liabilities                               166,535          145,125         (145,125) (f)            166,535
                                                ------------     ------------     ------------            ------------
       Total Liabilities                           2,556,343       10,896,841         (145,125)             13,308,059
Stockholders' Equity
     Preferred                                    10,289,690                       (10,289,690) (c)              --
     Common                                        1,741,044       17,386,076        1,014,709  (c)        48,237,453
                                                                                    45,481,700  (d)
                                                                                   (17,386,076) (f)
                                                ------------     ------------     ------------            ------------
TOTAL LIABILITIES AND
STOCKHOLDER'S EQUITY                            $ 14,587,077     $ 28,282,917     $ 18,675,518            $ 61,545,512
                                                ============     ============     ============            ============

                 NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA
                                  BALANCE SHEET

(a)    Derived from the audited balance sheet of RelationServe Media, Inc. as
       December 31, 2005.

(b)    Derived from the audited balance sheet of SendTec as December 31, 2005.

(c)    Reflects the Company's elimination of its investment in SendTec
       Acquisition Corp. ("STAC"), a subsidiary formed solely to acquire the assets of SendTec, and the proportionate share of STAC's losses for the period of October 31, 2005 through December 31, 2005.

       The Company completed a $10,000,000 private placement of its Series A
       Preferred Stock on October 31, 2005 and used the proceeds from this transaction to acquire 23% of the voting interests in STAC. STAC used these funds to purchase the net assets of SendTec from theglobe.com, Inc.
       (the "Globe") on October 31, 2005 as described in Notes (d), (e) and (f).
       The Company accounted for its investment in STAC, from the date of its formation to the date in which it completed the SendTec Acquisition
       (through its consolidation with STAC) on February 3, 2006 (the
       "Consolidation Date") using the equity method of accounting.

(d)    Reflects the receipt of funds obtained upon the closing of the financing transactions described herein and the sale of 506,380 shares of STAC common stock to members of SendTec management, who became members of STAC management ("STAC Management") as reflected in the following table:

            Convertible Debentures                          $  34,950,000
            RelationServe Series A Convertible Preferred       10,000,000
            STAC common stock                                     531,700
                                                            -------------
            Total                                           $  45,481,700
                                                            =============

       The Convertible Debentures, due October 30, 2009, were assumed by the
       Company on the Consolidation Date. At such time, the Convertible
       Debentures became convertible into Company common stock at the option of the debenture holders at a conversion price of $1.50 per share. The
       Convertible Debentures provide for quarterly payments of principal plus contractual interest at 6% per annum. The Company also issued 10,081,607 common stock purchase warrants (the "Warrants") to the debenture holders, exercisable at $0.01 per share on the Consolidation Date. In accordance with APB 14 and ETIF 00-27, the pro-forma adjustments assume that
       $34,500,000 of the proceeds received upon the issuance of the Convertible
       Debentures are allocable, to the common stock purchase warrant, based on the relative fair value of the Convertible Debentures and the Warrants and the beneficial conversion feature embedded in the Convertible
       Debentures.

       The Series A Preferred Stock was mandatorily convertible into shares of the Company's common stock on the Consolidation Date. The conversion price in effect at the Consolidation Date was $1.35 per share, which resulted in a 10 to 1 conversion ratio. Accordingly, the adjustment for the financing transactions gives effect to the conversion of the Series A
       Preferred by presenting it as an increase in common equity.

       STAC Management purchased 506,380 shares of STAC common stock at $1.05 per share. These shares, in addition to other STAC common stock shares granted to SendTec management on October 31, 2005 as stock compensation were converted into approximately 9,506,380 shares of Company common stock at the time of the consolidation with STAC.

(e)    Reflects the deferral of transaction expenses incurred in connection with issuing the Convertible Debentures described in Note (d).

(f)    Reflects the (i) issuance of purchase consideration to the Globe, (ii)
       elimination of SendTec's historical equity, previously recognized intangible assets (including goodwill), and deferred income tax liability and (iii) preliminary allocation of the purchase price to the fair values of assets acquired and liabilities assumed in the SendTec Acquisition.

       The following table provides an analysis of the purchase price of the
       SendTec Acquisition and the preliminary allocation of the purchase price to the assets acquired and liabilities assumed:

            Consideration Paid                                     $  39,850,000
               Transaction expenses                                      580,000
                                                                   -------------
               Total purchase cost                                 $  40,430,000
                                                                   =============

            Assets acquired:
               Cash                                                $   3,350,545
               Accounts receivable                                     9,910,804
               Prepaid expenses & other assets                           267,248
               Property and equipment                                    828,446
                                                                   -------------
                                                                      14,357,043
                                                                   =============

            Liabilities assumed:
               Accounts payable and accrued liabilities               10,560,120
               Other Liabilities                                         191,596
                                                                   -------------
                                                                      10,751,716
                                                                   =============

            Net assets acquired                                        3,605,327
                                                                   -------------

            Purchase price in excess of net assets acquired           36,824,673

            Allocated to:
               Covenant not to compete                                 1,866,000
                                                                   -------------
               Goodwill                                            $  34,958,673
                                                                   =============

The Company's allocation of its purchase price is preliminary and is based on significantly limited information. The actual allocation of the purchase price will be based on valuation studies that have not yet been performed. The actual allocation of the purchase price and resulting amount of goodwill could significantly differ from amounts included in the pro forma presentation.

RELATIONSERVE MEDIA, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR YEAR ENDED DECEMBER 31, 2005

                                                 RelationServe                        Pro Forma            Combined
                                                 Media, Inc. (a)   SendTec (b)       Adjustments           Pro Forma
                                                ---------------- ---------------  -----------------      --------------
Revenue                                         $ 11,302,780     $ 37,769,742                             $ 49,072,522
Cost of Revenue                                    2,542,614       25,530,243                               28,072,857
                                                ------------     ------------     ------------            ------------
         Gross Profit                              8,760,166       12,239,499             --                20,999,665
Operating Expenses
     Selling, general, and administrative         10,212,922        8,303,304        1,400,833  (d)         18,857,892
                                                                                    (1,059,167) (d)
Depreciation and amortization                        215,307          718,477          471,996  (d)          1,045,780

                                                                                      (360,000) (d)
                                                ------------     ------------     ------------            ------------
                                                  10,428,229        9,021,781          453,662              19,903,672
                                                ------------     ------------     ------------            ------------
         (Loss)/Income From Operation             (1,668,063)       3,217,718         (453,662)              1,095,993
Other Income (Expense)
     Interest expense                                (14,268)            --         (8,737,500) (e)        (11,364,811)
                                                                                    (2,097,000) (f)
                                                                                      (516,043) (d)
     Stock Bonus Compensation                                      (4,774,323) (j)                          (4,774,323)
     Loss on Equity Method Investment             (1,034,102)                        1,034,102  (g)               --
     Other Income (Expense)                          (71,856)          46,347                                  (25,509)
                                                ------------     ------------     ------------            ------------
                                                  (1,120,226)      (4,727,976)     (10,316,441)            (16,164,643)
         Net (Loss)/Income Before Income
           Taxes                                  (2,788,289)      (1,510,258)     (10,770,103)            (15,068,650)
Income Tax Benefit/(Expense)                            --            523,898         (523,898) (h)              --
                                                ------------     ------------     ------------            ------------
         NET (LOSS)/INCOME                        (2,788,289)        (986,360)     (11,294,001)            (15,068,650)
                                                ============     ============     ============            ============
     NET (LOSS)/INCOME PER COMMON SHARE:
         BASIC AND DILUTED                      $      (0.19)                                             $      (0.35)
                                                ============                                              ============
     Weighted Average Number of Common
     Shares Outstanding:
         Basic and diluted                        14,500,271                        27,208,978  (j)         41,709,249
                                                ============                      ============            ============

                 NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA
                             STATEMENT OF OPERATIONS

(a)    Derived from the audited statement of operations of RelationServe Media,
       Inc. as December 31, 2005.

(b)    Derived from the audited statement of operations of SendTec as December
       31, 2005.

(c)    Reflects the elimination of STAC Management compensation included in the historical SendTec statement of operations and the effect of new compensation arrangements entered into with the Company which became effective on the Consolidation Date.

(d)    Reflects (i) the elimination of $360,000 of SendTec's historical amortization expense for non-compete agreements no longer in effect as a result of the SendTec Acquisition; (ii) the pro-forma effect of amortization expense of $471,996 under non-compete agreements to be recorded in purchase accounting; and (iii) the recognition of $516,043 for the amortization of deferred financing costs incurred in connection with the issuance of the Convertible Debentures. On a pro forma basis, the non-compete agreements are being amortized over their term of four years and the deferred financing costs are being amortized over the term of the underlying debt, which is also four years.

(e)    Reflects the accretion of the discount recorded in connection with the
       Convertible Debentures described in Note (d) to the condensed combined balance sheet over a term of four years.

(f)    Reflects contractual interest expense on the Convertible Debentures at an interest rate of 6% per annum.

(g)    Reflects the elimination of RelationServe's proportionate share of STAC's losses for the period of October 31, 2005 through December 31, 2005 as recorded under the equity method of accounting.

(h)    Reflects the elimination of SendTec's historical tax benefit, due to doubt as to the realizability of any income tax benefits and the potential limitation thereof under Section 382 of the Internal Revenue
       Code.

(i)    Reflects the issuance, by the Company on the Consolidation Date (i)
       10,081,607 common stock purchase warrants to the Debenture investors,
       (ii) 9,506,380 shares of common stock to STAC Management in exchange for their shares in STAC, and (iii) 7,621,991 shares of common stock issued in connection with the mandatory conversion of the Series A Preferred
       Stock on the Consolidation Date.

       The warrants issued to the Debenture holders were included in the determination of pro forma loss per share due the fact they are exercisable at $.01 per share. Accordingly, they are deemed to be equivalent to outstanding common for purposes of the pro forma illustration.

(j)    The stock based compensation charge included in the historical financial statements represents a grant of STAC common stock to STAC Management concurrent with the purchase of SendTec's net assets from the Globe. The charge was not eliminated based on the assumption that similar compensation arrangements are likely to exist and could result in comparable charges in future periods.